UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2019 (December 31, 2018)

RREEF Property Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland          000-55598              45-4478978
(State or other jurisdiction of (Commission File Number) (I.R.S. Employer incorporation) Identification No.)

345 Park Avenue, 26th Floor, New York, NY 10154
(Address of principal executive offices)
(Zip Code)

(212) 454-6260
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, RREEF Property Trust, Inc. (which may be referred to as the “Company,” “we,” “our,” and “us”) hereby amends the Current Report on Form 8-K filed on January 2, 2019 to provide the required financial information relating to our acquisition of a retail shopping center located in Chicago, IL, as described in such Current Report.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of the Property Acquired
	Independent Auditors' Report	3
	Historical Summary of Gross Income and Direct Operating Expenses for the Nine Months Ended September 30, 2018 (unaudited) and the Year Ended December 31, 2017	4
	Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the Nine Months Ended September 30, 2018 (unaudited) and the Year Ended December 31, 2017	5

(b)	Pro Forma Financial Information
	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2018	8
	Notes to Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2018	10
	Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2018	11
	Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2018	12
	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2017	13
	Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2017	14

(c)	Shell Company Transactions
	None

(d)	Exhibits
	None

INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors
RREEF Property Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Elston Plaza (the Property) for the year ended December 31, 2017, and the related notes (the historical summary).

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of this historical summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the historical summary that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the historical summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free from material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the historical summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the historical summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the historical summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the historical summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the historical summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 for the year ended December 31, 2017, in accordance with U.S. generally accepted accounting principles.

Emphasis of Matter

We draw attention to Note 2 to the historical summary, which describes that the accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K/A of RREEF Property Trust, Inc.) and is not intended to be a complete presentation of the Property's revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ KPMG LLP

San Francisco, California
March 5, 2019

Elston Plaza

Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Months Ended September 30, 2018 (unaudited)
and Year Ended December 31, 2017

	Nine Months Ended September, 2018 (unaudited)	Year Ended December 31, 2017
Gross income:
Base rental income	$1,294,420	$1,725,893
Tenant reimbursements	877,728	992,447
Total gross income	2,172,148	2,718,340
Direct operating expenses:
Property operating	349,308	348,154
Real estate tax	653,164	765,604
Insurance	8,507	10,858
Total direct operating expenses	1,010,979	1,124,616
Excess of gross income over direct operating expenses	$1,161,169	$1,593,724

See accompanying notes to historical summary of gross income and direct operating expenses.

Elston Plaza

Notes to Historical Summary of Gross Income and
Direct Operating Expenses
For the Nine Months Ended September 30, 2018 (unaudited)
and Year Ended December 31, 2017

NOTE 1 — BUSINESS

On December 31, 2018, RREEF Property Trust, Inc. (the "Company") acquired Elston Plaza for $28,350,000, exclusive of closing costs. Elston Plaza is a grocery-anchored shopping center constructed in 1983 and consists of a 92,806 square-foot retail property leased to 12 tenants, inclusive of a freestanding 4,860 square-foot building which is subject to a ground lease with Chase Bank. All leases in Elston Plaza are modified gross leases obligating the tenants to pay their share of certain common area costs as defined in each respective lease. Elston Plaza is managed by a third party manager.

NOTE 2 — BASIS OF PRESENTATION

Basis of presentation

The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the "SEC") and is not intended to be a complete presentation of the Property's revenues and expenses.

The unaudited Historical Summary for the nine months ended September 30, 2018 has been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information. In the opinion of the Company's management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the nine months ended September 30, 2018 is not necessarily indicative of the expected results for the entire year ended December 31, 2018.

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Accordingly, expenses such as interest, depreciation and certain landlord costs are excluded.

Revenue recognition

Base rental revenues are recognized on a straight-line basis over the terms of the respective leases. Tenant reimbursement revenue is recognized as the related expenses are incurred and become recoverable from tenants.

Use of estimates

The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

An Historical Summary is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Property was acquired from an unaffiliated party; and (2) based on due diligence of the Property conducted by the Company, except as disclosed in these Notes to the Historical Summary of Gross Income and Direct Operating Expenses, management is not aware of any material factors relating to the Property that would cause this financial information not to be indicative of future operating results.

NOTE 3 — GROSS INCOME

The Property is 97.3% occupied under twelve lease agreements as of December 31, 2017:

Elston Plaza

Notes to Historical Summary of Gross Income and
Direct Operating Expenses
For the Nine Months Ended September 30, 2018 (unaudited)
and Year Ended December 31, 2017

Tenant	% of Net Rentable Area	Lease Commencement Date	Lease Expiration Date
Chipotle Mexican Grill	2.6%	4/29/2011	8/31/2021
Great Clips	1.1%	4/29/2013	8/31/2023
ATI Physical Therapy	6.1%	11/1/2006	10/31/2021
Subway	1.5%	10/12/2007	10/31/2027
Clearly Cares Dental	1.6%	5/12/2011	12/31/2021
O'Reilly Auto Parts	10.8%	5/29/1996	5/31/2026
PPP Cares	4.9%	1/17/2013	7/31/2023
Kedzie & Elston	0.8%	8/18/1983	3/31/2020
Jewel-Osco	59.3%	8/25/1983	9/13/2043
Chase(1)	5.2%	11/27/2008	5/31/2039
Nails Alert	1.6%	4/29/2013	10/31/2028
Sugar Hills Bakery	1.8%	6/1/2012	11/30/2022
	97.3%
(1) The net rentable area occupied by Chase is subject to a ground lease whereby the Company owns the land and Chase owns all the improvements thereon. All improvements revert to the landlord upon the termination of the ground lease.

All leases are classified as operating leases. Although some of the leases provide for increases in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $103,899 (unaudited) for the nine months ended September 30, 2018 and $150,468 for the year ended December 31, 2017. The Property was 95.5% occupied (unaudited) as of September 30, 2018.

Minimum base rents to be received during the non-cancelable terms under the operating leases in place as of December 31, 2017, are as follows:

2018	$1,555,185
2019	1,607,870
2020	1,601,662
2021	1,555,564
2022	1,314,783
Thereafter	21,308,982
$28,944,046

NOTE 4 — MANAGEMENT FEES

The Property has a monthly management fee in place equal to 4.5% of revenues collected, as defined. Additionally, the management agreement provide for the reimbursement of certain direct costs, including on-site management costs incurred in operating the Property. Management fee expenses during the nine months ended September 30, 2018 and the year ended December 31, 2017 were $80,329 (unaudited) and $119,040 respectively, and are included in the Property's operating expenses in the accompanying Historical Summary.

Elston Plaza

Notes to Historical Summary of Gross Income and
Direct Operating Expenses
For the Nine Months Ended September 30, 2018 (unaudited)
and Year Ended December 31, 2017

NOTE 5 — SUBSEQUENT EVENTS

Subsequent events were evaluated from December 31, 2017 through March 5, 2019, the date on which the Historical Summary was issued.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 2018
(unaudited)

The accompanying unaudited Pro Forma Consolidated Balance Sheet of the Company as of September 30, 2018 reflects adjustments for the completed acquisition and related transactions.

The Pro Forma Consolidated Balance Sheet assumes all of the following occurred on September 30, 2018:

• The acquisition of Elston Plaza for $28,350,000; and
• The additional borrowing of $27,000,000 from the Company's line of credit with Wells Fargo Bank.

This Pro Forma Consolidated Balance Sheet should be read in conjunction with the Company’s historical financial statements and notes thereto for the quarter ended September 30, 2018, as contained in the Company's Quarterly Report on Form 10-Q. In the opinion of the Company’s management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The unaudited Pro Forma Consolidated Balance Sheet is presented for illustrative purposes only and is not necessarily indicative of what the actual financial position would have been had the transactions described above occurred on September 30, 2018, nor does it purport to represent the future financial position of the Company.

	Historical (as reported)	Elston Plaza		Pro Forma
ASSETS
Investment in real estate assets:
Land	$46,658,955	$17,766,548	(a)	$64,425,503
Buildings and improvements, less accumulated depreciation of $14,740,905 and $11,476,041, respectively	97,204,810	12,167,891	(a)	109,372,701
Furniture, fixtures and equipment, less accumulated depreciation of $272,423 and $211,727, respectively	246,802	—		246,802
Acquired intangible lease assets, less accumulated amortization of $18,488,151 and $15,510,271, respectively	22,058,686	8,152,886	(a)	30,211,572
Total investment in real estate assets, net	166,169,253	38,087,325		204,256,578
Investment in marketable securities	15,697,601	—		15,697,601
Total investment in real estate assets and marketable securities, net	181,866,854	38,087,325		219,954,179
Cash and cash equivalents	3,521,462	(1,460,550)	(b)	2,060,912
Receivables, net of allowance for doubtful accounts of $20,526 and $9,586, respectively	2,473,886	—		2,473,886
Deferred leasing costs, net of amortization of $320,947 and $201,108, respectively	2,169,888	—		2,169,888
Prepaid and other assets	1,537,301	2,066	(d)	1,539,367
Total assets	$191,569,391	$36,628,841		$228,198,232
LIABILITIES AND STOCKHOLDERS' EQUITY
Line of credit, net	$66,929,809	$26,936,641	(c)	$93,866,450
Mortgage loans payable, net	27,280,925	—		27,280,925
Accounts payable and accrued expenses	1,731,432	158,195	(d)	1,889,627
Due to affiliates	3,971,994	—		3,971,994
Note to affiliate, net of unamortized discount of $1,401,165 and $1,509,753, respectively	7,548,835	—		7,548,835
Acquired below market lease intangibles, less accumulated amortization of $3,331,253 and $3,016,239, respectively	5,807,515	9,292,157	(a)	15,099,672
Distributions payable	311,496	—		311,496
Other liabilities	1,122,082	241,848	(d)	1,363,930
Total liabilities	114,704,088	36,628,841		151,332,929
Stockholders' Equity:

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 2018
(unaudited)

Preferred stock, $0.01 par value; 50,000,000 shares authorized; none issued	—	—	—
Class A common stock, $0.01 par value; 200,000,000 shares authorized; 3,811,496 and 3,666,927 issued and outstanding, respectively	38,115	—	38,115
Class I common stock, $0.01 par value; 200,000,000 shares authorized; 5,620,297 and 4,352,050 issued and outstanding, respectively	56,203	—	56,203
Class T common stock, $0.01 par value; 250,000,000 shares authorized; 540,436 and 71,316 issued and outstanding, respectively	5,404	—	5,404
Class D common stock, $0.01 par value; 50,000,000 shares authorized; none issued	—	—	—
Class N common stock, $0.01 par value; 300,000,000 shares authorized; none issued	—	—	—
Additional paid-in capital	110,644,957	—	110,644,957
Deficit	(33,879,376)	—	(33,879,376)
Accumulated other comprehensive income	—	—	—
Total stockholders' equity	76,865,303	—	76,865,303
Total liabilities and stockholders' equity	$191,569,391	$36,628,841	$228,198,232

The accompanying notes are an integral part of this pro forma consolidated balance sheet.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 2018
(unaudited)

NOTE 1 — ACQUISITION

On December 31, 2018, RREEF Property Trust, Inc. (the "Company") acquired Elston Plaza for $28,350,000, exclusive of closing costs. Elston Plaza is a grocery-anchored shopping center constructed in 1983 and consists of a 92,806 square-foot retail property leased to 12 tenants, inclusive of a freestanding 4,860 square-foot building, which is subject to a ground lease with Chase Bank. All leases in Elston Plaza are modified gross leases obligating the tenants to pay their share of certain common area costs as defined in each respective lease. Elston Plaza is managed by a third party manager.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)
Reflects the purchase price allocation for the acquisition of Elston Plaza including $308,207 of acquisition costs that are capitalized because the transaction was determined to be an asset acquisition.

(b)	Reflects utilization of existing cash to close the acquisition.

(c)	Reflects the borrowing of $27,000,000 under the Company's line of credit, net of $63,359 of deferred financing costs.

(d)	Reflects prepaid assets and liabilities assumed upon acquisition, which primarily related to prepaid rents, accrued real estate taxes and security deposits.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2018
(unaudited)

The accompanying unaudited Pro Forma Consolidated Statement of Operations of the Company for the nine months ended September 30, 2018 are based on the Historical Consolidated Statement of Operations of the Company adjusted for the completed acquisition and related transactions.

The Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2018 assumes all of the following occurred on January 1, 2017:

•	The acquisition of Miami Industrial Properties for $20,700,000;

•	The acquisition of Elston Plaza for $28,350,000; and

•	The additional borrowing of $46,900,000 from the Company's line of credit with Wells Fargo Bank, at the average interest rate in effect during the period presented.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for the nine months ended September 30, 2018, as contained in the Company’s Quarterly Report on Form 10-Q. In the opinion of the Company’s management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The unaudited Pro Forma Consolidated Statement of Operations is presented for illustrative purposes only and is not necessarily indicative of what the actual results of operations would have been had the transactions described above occurred on January 1, 2017, nor does it purport to represent the future results of operations of the Company.

	Historical - Nine months ended September 30, 2018 (as reported)	2018 Acquisition Adjustments		Pro Forma
Revenues
Rental and other property income	$11,969,709	$2,554,818	(a)	$14,524,527
Tenant reimbursement income	1,907,590	888,674	(a)	2,796,264
Investment income on marketable securities	345,609	—		345,609
Total revenues	14,222,908	3,443,492		17,666,400
Expenses
General and administrative expenses	1,441,290	—		1,441,290
Property operating expenses	4,348,090	1,286,730	(a)	5,634,820
Advisory expenses	1,211,569	—		1,211,569
Depreciation	3,325,560	620,062	(a)	3,945,622
Amortization	2,938,390	1,040,474	(a)	3,978,864
Total operating expenses	13,264,899	2,947,266		16,212,165
Net realized loss upon sale of marketable securities	(206,763)	—		(206,763)
Net unrealized change in fair value of investment in marketable securities	280,022	—		280,022
Operating income	1,031,268	496,226		1,527,494
Interest expense	(2,800,888)	(1,037,824)	(b)	(3,838,712)
Net loss	$(1,769,620)	$(541,598)		$(2,311,218)
Basic and diluted net loss per share of Class A common stock	$(0.20)			$(0.29)
Basic and diluted net loss per share of Class I common stock	$(0.20)			$(0.29)
Basic and diluted net loss per share of Class T common stock	$(0.19)			$(0.28)

The accompanying notes are an integral part of this pro forma consolidated statement of operations.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2018
(unaudited)

NOTE 1 — ACQUISITION

On July 17, 2018, RREEF Property Trust, Inc. (the "Company") acquired Miami Industrial Properties, which is comprised of three industrial buildings totaling 289,919 square foot located in Miami-Dade County, Florida ("Miami Industrial"). The purchase price for this acquisition was $20,700,000, exclusive of closing costs. Miami Industrial consists of three warehouse distribution buildings, Hialeah I, Hialeah II and Palmetto Lakes Distribution Center, constructed in 1961, 1962 and 1974/1995, respectively. All leases in Miami Industrial are modified gross leases obligating the tenants to pay their share of certain common area costs as defined in each respective lease. Miami Industrial Properties are managed by a third party manager.

On December 31, 2018, the Company acquired Elston Plaza for $28,350,000, exclusive of closing costs. Elston Plaza is a grocery-anchored shopping center constructed in 1983 and consists of a 92,806 square-foot retail property leased to 12 tenants, inclusive of a freestanding 4,860 square-foot building, which is subject to a ground lease with Chase Bank. All leases in Elston Plaza are modified gross leases obligating the tenants to pay their share of certain common area costs as defined in each respective lease. Elston Plaza is managed by a third party manager.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)
Reflects the operating results of the properties, including depreciation expense, amortization expense, and an increase to rental revenue related to allocation of the purchase price to building and improvements, acquired intangible lease assets, and acquired above- and below-market lease intangibles in accordance with ASC 805. Commercial building and improvements are depreciated over 20 to 40 years on a straight-line basis. Amounts allocated to acquired intangible lease assets and acquired above- and below-market lease intangibles are amortized over the remaining term of the leases.

(b)
Includes (1) interest expense on the additional borrowing of $46,900,000 on the Company's Wells Fargo line of credit as of January 1, 2017 at an effective interest rate of 3.42%, which was the average rate of the one-month LIBOR for the first nine months of 2018 plus a spread of 1.70%, and which is a close approximation of the actual interest rates in effect during the first three quarters of 2018, and (2) amortization of the associated $252,787 of deferred financing costs over the then remaining term of the Wells Fargo line of credit of approximately 14 months.

The actual interest rate on the additional borrowing of $19,900,000 on the Miami Industrial acquisition date of July 17, 2018 was 3.67%. If this interest rate had been used in the pro forma consolidated statement of operations for the period of January 1, 2018 to July 17, 2018, the interest expense adjustment would have been approximately $28,000 higher.

The actual interest rate on the additional borrowing of $27,000,000 on the Elston Plaza acquisition date of December 31, 2018 was 4.07%. If this interest rate had been used in the pro forma consolidated statement of operations for the nine months ended September 30, 2018, the interest expense adjustment would have been approximately $132,000 higher.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017
(unaudited)

The accompanying unaudited Pro Forma Consolidated Statement of Operations of the Company for the year ended December 31, 2017 is based on the Historical Consolidated Statement of Operations of the Company adjusted for the completed acquisition and related transactions.

The Pro Forma Consolidated Statement of Operations for the year ended December 31, 2017 assumes all of the following occurred on January 1, 2017:

•	The acquisition of Miami Industrial Properties for $20,700,000;

•	The acquisition of Elston Plaza for $28,350,000; and

•	The additional borrowing of $46,900,000 from the Company's line of credit with Wells Fargo Bank, at the average interest rate in effect during the period presented.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for the year ended December 31, 2017, as contained in the Company’s Annual Report on Form 10-K. In the opinion of the Company’s management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The unaudited Pro Forma Consolidated Statement of Operations is presented for illustrative purposes only and is not necessarily indicative of what the actual results of operations would have been had the transactions described above occurred on January 1, 2017, nor does it purport to represent the future results of operations of the Company.

	Historical - Year ended December 31, 2017 (as reported)	2018 Acquisition Adjustments		Pro Forma
Revenues
Rental and other property income	$15,130,969	$3,273,038	(a)	$18,404,007
Tenant reimbursement income	2,347,670	1,010,602	(a)	3,358,272
Investment income on marketable securities	307,114	—		307,114
Total revenues	17,785,753	4,283,640		22,069,393
Expenses
General and administrative expenses	1,655,410	—		1,655,410
Property operating expenses	5,497,497	1,564,971	(a)	7,062,468
Advisory expenses	1,723,473	—		1,723,473
Depreciation	4,338,253	963,789	(a)	5,302,042
Amortization	3,721,628	1,954,744	(a)	5,676,372
Total operating expenses	16,936,261	4,483,504		21,419,765
Operating income (loss)	849,492	(199,864)		649,628
Interest expense	(3,521,184)	(1,478,846)	(b)	(5,000,030)
Net realized loss upon sale of marketable securities	(69,987)	—		(69,987)
Net loss	$(2,741,679)	$(1,678,710)		$(4,420,389)
Basic and diluted net loss per share of Class A common stock	$(0.34)			$(0.56)
Basic and diluted net loss per share of Class I common stock	$(0.36)			$(0.58)
Basic and diluted net loss per share of Class T common stock	$(0.41)			$(0.63)

The accompanying notes are an integral part of this pro forma consolidated statement of operations.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017
(unaudited)

NOTE 1 — ACQUISITIONS

On July 17, 2018, RREEF Property Trust, Inc. (the "Company") acquired Miami Industrial Properties, which is comprised of three industrial buildings totaling 289,919 square foot located in Miami-Dade County, Florida ("Miami Industrial"). The purchase price for this acquisition was $20,700,000, exclusive of closing costs. Miami Industrial consists of three warehouse distribution buildings, Hialeah I, Hialeah II and Palmetto Lakes Distribution Center, constructed in 1961, 1962 and 1974/1995, respectively. All leases in Miami Industrial are modified gross leases obligating the tenants to pay their share of certain common area costs as defined in each respective lease. Miami Industrial Properties are managed by a third party manager.

On December 31, 2018, the Company acquired Elston Plaza for $28,350,000, exclusive of closing costs. Elston Plaza is a grocery-anchored shopping center constructed in 1983 and consists of a 92,806 square-foot retail property leased to 12 tenants, inclusive of a freestanding 4,860 square-foot building, which is subject to a ground lease with Chase Bank. All leases in Elston Plaza are modified gross leases obligating the tenants to pay their share of certain common area costs as defined in each respective lease. Elston Plaza is managed by a third party manager.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)
Reflects the operating results of the properties, including depreciation expense, amortization expense, and an increase to rental revenue related to allocation of the purchase price to building and improvements, acquired intangible lease assets, and acquired above- and below-market lease intangibles in accordance with ASC 805. Commercial building and improvements are depreciated over 20 to 40 years on a straight-line basis. Amounts allocated to acquired intangible lease assets and acquired above- and below-market lease intangibles are amortized over the remaining term of the leases.

(b)
Includes (1) interest expense on the additional borrowing of $46,900,000 on the Company's Wells Fargo line of credit as of January 1, 2017 at an effective interest rate of 2.81%, which is the average rate of the one-month LIBOR for the year ended December 31, 2017 plus a spread of 1.70%, and which is a close approximation of the actual interest rates in effect during the year ended December 31, 2017, and (2) amortization of the associated $252,787 of deferred financing costs over the then remaining term of the Wells Fargo line of credit of approximately 14 months.

The actual interest rate on the additional borrowing of $19,900,000 on the Miami Industrial acquisition date of July 17, 2018 was 3.67%. If this interest rate had been used in the pro forma consolidated statement of operations for the year ended December 31, 2017, the interest expense adjustment would have been approximately $171,000 higher.

The actual interest rate on the additional borrowing of $27,000,000 on the Elston Plaza acquisition date of December 31, 2018 was 4.07%. If this interest rate had been used in the pro forma consolidated statement of operations for the year ended December 31, 2017, the interest expense adjustment would have been approximately $340,000 higher.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RREEF Property Trust, Inc.
By:	/s/ Eric Russell
Name:	Eric Russell
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

Date: March 5, 2019